                                                                   EXHIBIT 23.01

                                    CONSENT

     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1-A on Form S-3 to the Registration Statement on Form S-4 of our reports dated January 24, 1996, included in the Oklahoma Gas and Electric Company Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Post-Effective Amendment.

                                            ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma

December 13, 1996

                                                                   EXHIBIT 23.01

                                    CONSENT

     We hereby consent to the use of our name in this Post-Effective Amendment No. 1-A on Form S-3 to the Registration Statement on Form S-4, including the accompanying Prospectus, of OGE Energy Corp. to be filed with the Securities and Exchange Commission and to which this consent is filed as an Exhibit and to the use of our opinion filed as Exhibit 5.01 to this Post-Effective Amendment.

                                            RAINEY, ROSS, RICE & BINNS

                                            By       /s/  HUGH D. RICE
                                               --------------------------------

Oklahoma City, Oklahoma

December 13, 1996